UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38932	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	New York Stock Exchange
1.125% Guaranteed Senior Notes Due 2027	AUKF/27	New York Stock Exchange
5.450% Guaranteed Senior Notes Due 2029	AMCR/29	New York Stock Exchange
3.950% Guaranteed Senior Notes Due 2032	AMCR/32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Amcor plc (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) on November 6, 2025. As of the record date for the Annual Meeting, there were 2,308,359,941 shares of the Company outstanding and entitled to vote, of which the holders of 1,767,577,033 shares were represented in person or by proxy at the Annual Meeting. The results of the items voted on at the Annual Meeting are set forth below:

1.	The shareholders re-elected eleven directors for a one-year term each. The vote was as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Graeme Liebelt	1,622,585,674	31,672,594	6,722,659	106,596,106
Stephen E. Sterrett	1,635,143,733	19,061,990	6,775,204	106,596,106
Peter Konieczny	1,644,577,119	9,579,350	6,824,458	106,596,106
Achal Agarwal	1,641,727,566	12,543,502	6,709,859	106,596,106
Susan Carter	1,639,198,158	15,180,802	6,601,967	106,596,106
Graham Chipchase CBE	1,640,079,447	14,178,853	6,722,627	106,596,106
Jonathan F. Foster	1,636,203,394	18,074,098	6,703,435	106,596,106
Lucrèce Foufopoulos-De Ridder	1,456,726,445	197,226,435	7,028,047	106,596,106
James T. Glerum, Jr.	1,639,286,729	14,838,729	6,855,469	106,596,106
Nicholas T. Long (Tom)	1,591,424,807	62,603,218	6,952,902	106,596,106
Jill A. Rahman	1,643,106,344	11,248,473	6,626,110	106,596,106

2.	The shareholders ratified the appointment of PricewaterhouseCoopers AG as the Company’s independent registered public accounting firm for the 2026 fiscal year. The vote was 1,756,948,016 for, 3,713,251 against, and 6,915,766 abstentions. There were no broker non-votes.

3.	The shareholders approved, by non-binding, advisory vote, the Company’s executive compensation. The vote was 1,499,031,651 for, 153,189,371 against, and 8,759,905 abstentions. There were 106,596,106 broker non-votes.

4.	The shareholders approved, by non-binding, advisory vote, 1 year as the frequency of casting an advisory vote on executive compensation. The vote was 1,621,925,493 for 1 year, 1,081,623 for 2 years, 29,102,751 for 3 years and 8,871,060 abstentions.

In accordance with the results for this Proposal 4, the Company’s Board of Directors has determined that future advisory votes on the Company’s executive compensation will be held annually. Thus, the next shareholder advisory vote on executive compensation will be held at the Company’s 2026 Annual General Meeting of Shareholders.

5.	The shareholders approved an Amendment to the Amcor plc Memorandum of Association to effect a reverse stock split. The vote was 1,749,623,711 for, 7,853,375 against, and 10,099,947 abstentions. There were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

Date	November 10, 2025	/s/ Damien Clayton
		Name:	Damien Clayton
		Title:	Company Secretary